CERTIFICATION

I, Mitchell S. Segal, Chief Executive and Financial Officer of Walker Financial Corporation (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2006, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  May  ___,  2006

                                        /s/  Mitchell  S.  Segal
                                        ----------------------------------------
                                        Mitchell  S.  Segal
                                        Chief  Executive  and  Financial Officer